                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                     TOOTSIE ROLL INDUSTRIES, INC.
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                         TOOTSIE ROLL INDUSTRIES, INC.
               7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629

                                                                  March 30, 2001

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of your Company to be held on Monday, May 7, 2001, at 9:00 A.M., Eastern Daylight Savings Time, in Room 1200, Mutual Building, 909 East Main Street, Richmond, Virginia.

    At the meeting, you will be asked to consider and vote upon the election of five directors, a proposal to approve the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan (which amends and replaces the bonus incentive plan approved in 1997) and a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

    The formal Notice of the Annual Meeting of Shareholders and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. Accordingly, please promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope, whether or not you intend to be present at the Annual Meeting of Shareholders.

                                       Sincerely,

                [SIGNATURE]                                  [SIGNATURE]
             Melvin J. Gordon                              Ellen R. Gordon
         CHAIRMAN OF THE BOARD AND                          PRESIDENT AND
          CHIEF EXECUTIVE OFFICER                      CHIEF OPERATING OFFICER

                         TOOTSIE ROLL INDUSTRIES, INC.
               7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 7, 2001

To the Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders of TOOTSIE ROLL INDUSTRIES, INC. will be held in Room 1200, Mutual Building, 909 East Main Street, Richmond, Virginia, on Monday, May 7, 2001, at 9:00 A.M., Eastern Daylight Savings Time, for the following purposes:

    1.  To elect the full board of five directors;

    2. To consider and vote upon a proposal to approve the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan;

    3. To consider and act upon ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only shareholders of record at the close of business on March 6, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The relative voting rights of the Company's Common Stock and Class B Common Stock in respect of the Annual Meeting and the matters to be acted upon at such meeting are described in the accompanying Proxy Statement.

    Your attention is directed to the accompanying Proxy, Proxy Statement and 2000 Annual Report of Tootsie Roll Industries, Inc.

                                          By Order of the Board of Directors
                                          G. Howard Ember Jr., ASSISTANT
                                          SECRETARY

Chicago, Illinois
March 30, 2001

NOTE: PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN
      THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

                         TOOTSIE ROLL INDUSTRIES, INC.
                            7401 SOUTH CICERO AVENUE
                            CHICAGO, ILLINOIS 60629

                            ------------------------

                                PROXY STATEMENT
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 7, 2001

                             ---------------------

                            SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Tootsie Roll Industries, Inc. of the accompanying proxy for the Annual Meeting of Shareholders of the Company to be held on Monday, May 7, 2001, and at any adjournments thereof. The purpose of the meeting is for the shareholders of the Company to: (1) elect five directors to terms of office expiring at the 2002 Annual Meeting of Shareholders; (2) consider and vote upon a proposal to approve the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan; (3) consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and (4) transact such other business as may properly come before the meeting and any adjournments thereof.

    Proxies in the accompanying form, properly executed and received by the Company prior to the meeting and not revoked, will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees, for the proposal to approve the Tootsie Roll
Industries, Inc. 2001 Bonus Incentive Plan and for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. The Board of Directors does not know of any other matters to be brought before the meeting; however, if other matters should properly come before the meeting it is intended that the persons named in the accompanying proxy will vote thereon at their discretion. Any shareholder may revoke his or her proxy by giving written notice of revocation to the Assistant Secretary of the Company at any time before it is voted, by executing a later-dated proxy which is voted at the meeting or by attending the meeting and voting his or her shares in person.

    The Board of Directors has fixed the close of business on March 6, 2001 as the record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting of Shareholders to be held on May 7, 2001, and at any adjournments thereof. As of the close of business on March 6, 2001, there were outstanding and entitled to vote 33,018,174 shares of Common Stock and 16,024,015 shares of Class B Common Stock. Each share of Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes, and therefore the Common Stock will be entitled to a total of 33,018,174 votes and the Class B Common Stock will be entitled to a total of 160,240,150 votes. The Common Stock and the Class B Common Stock will vote together as a single class with respect to the election of directors and all other matters submitted to the Company's shareholders at the meeting. This Proxy Statement and the enclosed form of proxy are being mailed to shareholders of the Company on or about March 30, 2001.

    The entire cost of soliciting proxies in the accompanying form will be borne by the Company. Proxies will be solicited by mail, and may be solicited personally by directors, officers or regular employees of the Company who will not receive special compensation for such services. In addition, the Company has retained D.F. King & Co. Inc. to assist in the solicitation of proxies and will pay such firm a fee, estimated to be $5,500, plus the reimbursement of direct out-of-pocket expenses incurred by such firm in soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Company's Common Stock and Class B Common Stock.

                               VOTING INFORMATION

    A shareholder may, with respect to the election of directors (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. A shareholder may, with respect to each other proposal to be considered and voted upon at the meeting (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal or (iii) "ABSTAIN" from voting on the proposal. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the shareholder, proxies will be voted for the election of all named director nominees, for the proposal to approve the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan and for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such non-votes will not be counted in connection with the vote on such matter, although such votes may be counted in connection with the vote on other matters and will count for purposes of determining the presence of a quorum.

    The affirmative vote of a plurality of the votes present in person or by proxy at the meeting and entitled to vote in the election of directors is required to elect directors. Thus, assuming a quorum is present, the five persons receiving the greatest number of votes will be elected to serve as directors. Withholding authority to vote for a director(s) and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a quorum is present at the meeting, in order to approve the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors, the number of votes cast favoring the action must exceed the number of votes cast opposing the action. Accordingly, non-votes and abstentions with respect to such matter will not affect the determination of whether such matter is approved.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    It is the intention of the persons named in the accompanying proxy to vote for the election of each of the five persons named in the table below as a director of the Company to serve until the 2002 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. All of such nominees are now directors of the Company, having been previously elected as directors by the shareholders of the Company or appointed by the Board of Directors. In the event any of the nominees, all of whom have expressed an intention to serve if elected, fail to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors. The information concerning the nominees and their shareholdings has been furnished by them to the Company.

    The following table sets forth information with respect to the five nominees for election as directors:

       NAME, AGE AND OTHER POSITIONS,                  PERIOD SERVED AS DIRECTOR AND
            IF ANY, WITH COMPANY                  BUSINESS EXPERIENCE DURING PAST 5 YEARS
---------------------------------------------  ---------------------------------------------
Melvin J. Gordon, 81; Chairman of the Board    Director since 1952; Chairman of the Board
  and Chief Executive Officer (1) (2)            since 1962; Director and President of HDI
                                                 Investment Corp., a family investment
                                                 company.

Ellen R. Gordon, 69, President and Chief       Director since 1969; President since 1978;
  Operating Officer(1)(2)                        Director and Vice-President of HDI
                                                 Investment Corp., a family investment
                                                 company.

Charles W. Seibert, 86(3)(4)                   Director since 1978; retired; Vice-President
                                                 of Citibank through February, 1974 and
                                                 consultant to several banks since 1974.

Lana Jane Lewis-Brent, 54(3)(4)                Director since 1988; President of Paul Brent
                                                 Designer, Inc. since 1992 (art publishing);
                                                 former President of Sunshine-Jr. Stores,
                                                 Inc. (convenience stores).

Richard P. Bergeman, 63(3)(4)                  Director since December 2000; retired; Senior
                                                 Vice President of Unilever Bestfoods
                                                 through February 2001; Senior Vice
                                                 President of Bestfoods through October 4,
                                                 2000.

------------------------

(1) Member of the Executive Committee. When the Board of Directors is not in session, the Executive Committee has the powers of the Board in the management of the business and affairs of the Company, other than certain actions which under the laws of the Commonwealth of Virginia must be approved by the Board of Directors.

(2) Melvin J. Gordon and Ellen R. Gordon are husband and wife.

(3) Member of the Audit Committee. The Audit Committee (a) annually recommends to the Board of Directors the appointment of independent public accountants for the Company and subsidiaries; (b) reviews the scope of audits;
    (c) approves the non-audit services of the independent public accountants for the Company and subsidiaries and their fees for audit and non-audit services; and (d) receives, reviews and takes action deemed appropriate with respect to audit reports submitted. The Audit Committee held two meetings during 2000.

(4) Member of the Compensation Committee. The Compensation Committee administers the Tootsie Roll Industries, Inc. Bonus Incentive Plan (which is intended to be replaced by the 2001 Bonus Incentive Plan) and in this capacity will make or recommend awards under such plan. The Compensation Committee held one meeting during 2000.

    The Company does not have a nominating committee.

    The Board of Directors held four meetings during 2000. Mr. and Mrs. Gordon do not receive fees for their service on the Board of Directors or committees. Other directors received an annual fee of $27,000 plus $1,250 per meeting attended for service on the Board of Directors during 2000. Each member of the Audit Committee and the Compensation Committee received $1,250 per meeting attended. Mr. Seibert, as the Chairman of the Audit Committee, received an additional annual fee of $5,500. During 2000, all of the directors attended at least 75 percent of the meetings of the Board of Directors and (if they were members of the Executive Committee, Audit Committee or Compensation Committee) the Executive Committee, Audit Committee and Compensation Committee.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NAMED DIRECTOR NOMINEES.

               OWNERSHIP OF COMMON STOCK AND CLASS B COMMON STOCK
                          BY CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of March 6, 2001, information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by each person known to the Company to be the beneficial owner of more than five percent of such Common Stock or Class B Common Stock. The information has been furnished to the Company by such persons or derived from filings with the Securities and Exchange Commission.

                                                              NUMBER OF SHARES OF
                                                            COMMON STOCK AND CLASS B
                                                               COMMON STOCK OWNED
                                                           BENEFICIALLY AND NATURE OF   PERCENTAGE OF
                                                            BENEFICIAL OWNERSHIP(1)      OUTSTANDING
                                                           --------------------------     SHARES OF
NAME                                                         DIRECT       INDIRECT          CLASS
----                                                       ----------   -------------   -------------
Melvin J. Gordon..............................  Common     1,073,765         --              3.3%
               ...............................  Class B    1,073,765         --              6.7%

Ellen R. Gordon...............................  Common     6,854,852        84,118(2)       21.0%
               ...............................  Class B    6,955,541        32,618(2)       43.6%

Melvin J. Gordon
  and Ellen R. Gordon,
  jointly as fiduciaries......................  Common        --         4,339,439(3)       13.1%
               ...............................  Class B       --         4,339,439(3)       27.1%

Leigh R. Weiner...............................  Common     1,241,555       301,303(4)        4.7%
               ...............................  Class B    1,820,196       395,802(4)       13.8%

------------------------

    The address of Mr. and Mrs. Gordon is c/o Tootsie Roll Industries, Inc., 7401 South Cicero Avenue, Chicago, Illinois 60629. The address of
    Mr. Weiner is c/o Becker Ross Stone DeStefano & Klein, 317 Madison Ave., New York, New York 10017-5372.

(1) The persons named in the above table have sole investment and voting power over the shares indicated therein as being owned directly and share investment and voting power over the shares indicated therein as being owned indirectly. Shares of Class B Common Stock are at all times convertible into shares of Common Stock on a share-for-share basis. Shares and percent of class indicated for Common Stock do not reflect the shares of Common Stock that could be acquired upon the conversion of the shares of Class B Common Stock.

(2) Includes 32,618 shares of each of Common Stock and Class B Common Stock held as co-trustee of the Company's pension plan, and 51,500 shares of Common Stock held as co-trustee of the Company Stock Trust.

(3) Includes 3,861,033 shares each of Common Stock and Class B Common Stock held by Mr. and Mrs. Gordon as fiduciaries for their children and 478,406 shares each of Common Stock and Class B Common Stock owned by a charitable foundation in which members of the Gordon family are interested.

(4) Includes 63,103 shares of Common Stock and 38,661 shares of Class B Common Stock held by Mr. Weiner's wife (of which he disclaims beneficial ownership), 163,308 shares of Common Stock and 117,680 shares of Class B Common Stock held by Mr. Weiner or by his wife as custodian for their children and 74,892 shares of Common Stock and 239,461 shares of Class B Common Stock held by a charitable foundation in which Mr. Weiner and members of his family are interested.

        OWNERSHIP OF COMMON STOCK AND CLASS B COMMON STOCK BY MANAGEMENT

    The following table sets forth, as of March 6, 2001, information with respect to the beneficial ownership of the Company's Common Stock and Class B Common Stock by each director, by each executive officer who is named in the summary compensation table included in this proxy statement, and by all directors and executive officers of the Company as a group.

                                                       NUMBER OF SHARES OF
                                                     COMMON STOCK AND CLASS B
                                                        COMMON STOCK OWNED
                                                    BENEFICIALLY AND NATURE OF      PERCENTAGE OF
                                                     BENEFICIAL OWNERSHIP(1)         OUTSTANDING
                                                    --------------------------        SHARES OF
NAME                                                  DIRECT         INDIRECT           CLASS
----                                                ----------      ----------      -------------
Melvin J. Gordon....................  Common               (2)             (2)           (2)
               .....................  Class B              (2)             (2)           (2)

Ellen R. Gordon.....................  Common               (2)             (2)           (2)
               .....................  Class B              (2)             (2)           (2)

Charles W. Seibert..................  Common            1,096          --                (3)
               .....................  Class B           1,096          --                (3)

Richard P. Bergeman.................  Common            1,000          --                (3)
               .....................  Class B          --              --

Lana Jane Lewis-Brent...............  Common            3,647          18,028            (3)
               .....................  Class B          --              --                (3)

John W. Newlin, Jr..................  Common            9,938           1,227            (3)
               .....................  Class B           9,938           1,227            (3)

Thomas E. Corr......................  Common           --              --                (3)
               .....................  Class B          --              --                (3)

G. Howard Ember, Jr.................  Common           --               8,555            (3)
               .....................  Class B          --              --                (3)

All directors and executive officers
  as a group (10 persons)...........  Common        7,944,298       4,451,367           37.5%
               .....................  Class B       8,040,340       4,373,284           77.5%

------------------------

(1) The persons named in the above table have sole investment and voting power over the shares indicated therein as being owned directly and share investment and voting power over the shares indicated therein as being owned indirectly. Shares of Class B Common Stock are at all times convertible into shares of Common Stock on a share-for-share basis. Shares and percent of class indicated for Common Stock do not reflect the shares of Common Stock that could be acquired upon the conversion of the shares of Class B Common Stock.

(2) See the table under the caption "Ownership of Common Stock and Class B Common Stock by Certain Beneficial Owners" above for shareholdings of Mr. and Mrs. Gordon.

(3) Less than 1% of the outstanding shares.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following summary compensation table sets forth the compensation for the last three calendar years of the Chairman and Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company serving at the end of 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                              --------------------------------
                                                                                     AWARDS           PAYOUTS
                                               ANNUAL COMPENSATION            ---------------------   --------
                                       ------------------------------------   RESTRICTED                          ALL OTHER
    NAME AND PRINCIPAL                                         OTHER ANNUAL     STOCK      OPTIONS      LTIP     COMPENSATION
         POSITION             YEAR      SALARY      BONUS      COMPENSATION     AWARDS       SARS     PAYOUTS     (1)(2)(3)
--------------------------  --------   --------   ----------   ------------   ----------   --------   --------   ------------
Melvin J. Gordon..........    2000     $999,000   $1,373,000        $0            $0          0          $0       $1,071,875
  Chairman and CEO            1999      999,000    1,123,000         0             0          0           0        1,027,771
                              1998      955,000      930,000         0             0          0           0          936,595

Ellen R. Gordon...........    2000     $999,000   $1,249,000        $0            $0          0          $0       $1,066,400
  President and Chief         1999      957,000    1,011,000         0             0          0           0        1,015,766
  Operating Officer           1998      870,000      870,000         0             0          0           0          929,805

John W. Newlin, Jr........    2000     $626,000   $  350,000        $0            $0          0          $0       $  363,845
  Vice President/             1999      569,000      313,500         0             0          0           0          309,233
  Manufacturing               1998      516,000      285,000         0             0          0           0          302,923

Thomas E. Corr............    2000     $584,000   $  369,000        $0            $0          0          $0       $  348,871
  Vice President/             1999      531,000      330,000         0             0          0           0          293,490
  Marketing and Sales         1998      475,000      300,000         0             0          0           0          280,666

G. Howard Ember, Jr.......    2000     $433,000   $  260,000        $0            $0          0          $0       $  251,634
  Vice President/             1999      378,000      233,500         0             0          0           0          199,470
  Finance                     1998      315,000      212,000         0             0          0           0          192,448

--------------------------

(1) "All Other Compensation" includes (i) contributions to the Company's pension, profit-sharing and excess benefit plans, (ii) annual awards to the Company's Career Achievement Plan ("CAP") in the form of deferred compensation with vesting and forfeiture provisions and (iii) benefits under the Company's split dollar life insurance plan (see note 3 below).

(2) For 2000, (i) contributions to the Company's pension, profit-sharing and excess benefit plans, (ii) CAP awards and (iii) split dollar life insurance benefits were, respectively, as follows: $172,472, $0 and $899,403 for Melvin J. Gordon; $166,997, $0 and $899,403 for Ellen R. Gordon; $130,345,
    $220,000 and $13,500 for John W. Newlin, Jr.; $127,171, $215,000 and $6,700
    for Thomas E. Corr; and $87,634, $158,000 and $6,000 for G. Howard Ember,
    Jr.

(3) In 1993, the Board of Directors approved a split dollar life insurance plan for Melvin J. Gordon and Ellen R. Gordon that replaced benefits that were already earned under the Company's CAP and previous split dollar insurance programs pursuant to which Mr. and Mrs. Gordon received awards during the years 1982 through 1992. In 1993, 1996 and 1997, the Board of Directors approved additional split dollar life insurance for Mr. and Mrs. Gordon, a portion of which replaced benefits previously earned under deferred compensation and excess benefit plans. Although the Company will fully recover all premiums paid for the split dollar life insurance after approximately 17 years, the plan includes a compensation element for the additional benefits attributable to the Company's after-tax cost for advancing the premium payments. The compensation element represents the total expected after-tax cost of the benefits provided allocable to the service provided by Melvin J. Gordon and Ellen R. Gordon during the year.

                          CHANGE IN CONTROL AGREEMENTS

    The Company has entered into severance agreements (the "Agreements") with five executive officers, excluding Mr. and Mrs. Gordon but including the other executive officers named in the Summary Compensation Table. The Agreements generally provide that in the event the executive's employment is terminated by the Company without "cause" or by the executive for "good reason" within two years after a "change in control" (as such terms are defined in the Agreements), the executive will receive a pro-rated bonus for the year of termination plus three times his annual base salary and three times the higher of his incentive bonus for the last fiscal year or his average incentive bonus over the prior three fiscal years. The executive would also be eligible for three years of coverage under the Company's health, life and disability benefit plans and for a "gross-up" payment as reimbursement of any federal excise (but not income) taxes payable. The executive would also become vested in, and be paid, any unvested accrued benefits under the Company's Pension, Profit Sharing and Excess Benefit Plans and the maximum award under the CAP Plan. In the event of such a termination, each executive has agreed to a noncompetition and nonsolicitation covenant applicable for one year following the termination of his employment. The Board of Directors believes that the foregoing arrangements are frequently part of executive compensation practices at major public corporations. Mr. and Mrs. Gordon have advised the Board of Directors that the Gordon Family intends to maintain voting control of the Company and, therefore, the Board of Directors believes that it is unlikely that the Agreements would be utilized.

                        REPORT ON EXECUTIVE COMPENSATION

    During 2000, the entire Board of Directors was responsible for determining the compensation structure and amounts for the executive officers of the Company. The Compensation Committee of the Board of Directors (the "Compensation Committee") was responsible for administering the Tootsie Roll Industries, Inc. Bonus Incentive Plan (the "Bonus Incentive Plan"). This report describes the policies and rationale for the Board and the Compensation Committee in establishing the principal components of compensation for the executive officers during 2000.

EXECUTIVE COMPENSATION POLICY

    The Company's compensation program is designed to encourage and reward both individual effort and teamwork leading to improvement in the Company's financial performance and attainment of the Company's principal long-term objective of profitably building the Company's well-known brands. The Company's executive officer compensation program is balanced between short-term and long-term compensation and incentives. The program is comprised of base salary, annual cash incentive bonuses, annual awards to the Company's Career Achievement Plan ("CAP"), split-dollar insurance plans, and pension, profit-sharing and excess benefit plans generally available to employees of the Company. The Board of Directors believes that this program will lead to increased shareholder value on a long-term basis.

BASE SALARY

    The Board of Directors annually reviews each executive officer's salary. The Board considers the following with respect to the determination of an individual executive officer's base salary:

    - Performance and contribution to the Company, including length of service in the position;

    - Comparative compensation levels of other companies, including periodic compensation studies performed by independent compensation and benefit consultants;

    - Overall competitive environment for executives and the level of compensation considered necessary to attract and retain executive talent; and

    - Historical compensation and performance levels for the Company.

    Companies used in comparative analyses for the purpose of determining each executive officer's salary are selected periodically with the assistance of professional compensation consultants. Selection of such companies is based on a variety of factors, including market capitalization and industry classification. The companies used in these comparative analyses include some of the companies in the Peer Group used in the Performance Graph, as well as other companies. The Board of Directors believes that the Company's primary competitors for executive talent are companies with a similar market capitalization and, accordingly, relies on a broad array of companies in various industries for comparative analyses.

ANNUAL INCENTIVES AND OTHER AWARDS

    Effective January 1, 1997, the Compensation Committee established the Bonus Incentive Plan. The shareholders are being asked to approve the 2001 Bonus Incentive Plan to replace the existing Bonus Incentive Plan in 2001 and in future years. The Bonus Incentive Plan was adopted to ensure the tax deductibility of the annual bonus that may be earned by executive officers of the Company. Under the Plan, certain key employees (including employees who are also directors) designated by the Compensation Committee may receive annual incentive compensation determined by pre-established objective performance goals. In 2000, the eligible employees for the Bonus Incentive Plan included the Chairman and Chief Executive Officer and the President and Chief Operating Officer. Performance goals were based on the measures, objectives and financial criteria discussed below.

    In addition, annual incentive bonuses to other executive officers and CAP and split-dollar insurance awards are made at the discretion of the Board of Directors to executive corporate officers in order to recognize and reward each individual executive officer's contribution to the Company's overall performance in terms of both financial results and attainment of individual and Company goals.

    The annual cash incentive bonus is designed to reward executives, as well as other management personnel, for their contributions to the Company's financial performance during the recently completed year.

    The annual CAP award and split dollar life insurance program is principally designed to provide an incentive to executive officers to achieve both short-term and long-term financial and other goals, including strategic objectives. These programs are also designed to provide an incentive for the executive to remain with the Company on a long-term basis. These awards are determined by the Board of Directors based on the performance of the Company and the executive's contribution to the growth and success of the Company.

    The Board of Directors considers both achievement of strategic objectives and financial performance measures in determining compensation levels. Although the Board of Directors does not use a fixed formula for determining annual incentive and other awards, the following measures of Company performance were considered in the determination of 2000 bonuses and awards:

    - Earnings per share;

    - Increase in sales of core brands and total sales;

    - Return on assets;

    - Return on equity; and

    - Net earnings as a percentage of sales.

    The awards for 2000 recognize the Company's achievement of record profitability for the year and the high level of achievement on other measures of financial performance.

RATIONALE OF CEO COMPENSATION

    The Board of Directors established the compensation of Melvin J. Gordon, Chairman of the Board of Directors and Chief Executive Officer, using the same criteria that were used to determine the other executive officers' compensation as discussed above. In addition, the Board considered Mr. Gordon's leadership of the Company in achieving the Company's strategic and long-term objectives. A substantial portion of his compensation was at risk, in the form of annual cash incentive bonus. As discussed above, the Compensation Committee determined pre-established objective performance goals to determine Mr. Gordon's bonus. It is the Board's opinion that Mr. Gordon's compensation package was based on an appropriate assessment of the Company's performance, his individual performance and competitive standards.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    The Internal Revenue Code limits the tax deductibility of executive compensation in certain circumstances. In the event a portion of executive compensation were not tax deductible, the Board of Directors may require the executive to defer the non-deductible portion of compensation until such time as the compensation may be deductible by the Company. In order to enable the Company to receive federal income tax deductions for the compensation paid to the executive officers of the Company in 2000 and in future years, the Compensation Committee established the Bonus Incentive Plan and, subject to shareholder approval, the 2001 Bonus Incentive Plan. See Proposal 2.

    The foregoing report has been approved by the entire Board of Directors, the members of which are:

                                Melvin J. Gordon
                                Ellen R. Gordon
                               Charles W. Seibert
                             Lana Jane Lewis-Brent
                              Richard P. Bergeman

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    As indicated above under "Report on Executive Compensation," during 2000 the Board of Directors of the Company was responsible for determining the compensation of the executive officers of the Company. Mr. Gordon is the Chairman of the Board and Chief Executive Officer of the Company and Mrs. Gordon is President and Chief Operating Officer of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock or Class B Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and New York Stock Exchange. Such persons are also required to furnish the Company with copies of all such reports.

    Based solely on its review of the copies of such reports received by the Company, and written representations from certain reporting persons, the Company is pleased to note that its directors, executive officers and greater than ten percent shareholders filed all required reports during or with respect to fiscal year 2000 on a timely basis, except that Mr. Bergeman filed a Form 3 on January 10, 2001 reporting that he did not own any shares of the Company as of the date of his appointment to the Board of Directors on December 4, 2000.

                               PERFORMANCE GRAPH

    The following performance graphs compare the Company's cumulative total shareholder return on the Company's Common Stock for a ten-year period
(December 31, 1990 to December 31, 2000) and a five-year period (December 31, 1995 to December 31, 2000) with the cumulative total return of Standard & Poor's 500 Stock Index ("S&P 500") and the Dow Jones Industry Food Index ("Peer Group," which includes the Company).

                       TEN-YEAR CUMULATIVE TOTAL RETURN*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Tootsie RoS&P 500 Peer Group
1990 $100.00 $100.00 $100.00
1991 $186.29 $130.48 $138.76
1992 $203.45 $140.46 $139.47
1993 $192.90 $154.62 $135.68
1994 $173.25 $156.66 $143.46
1995 $231.45 $215.54 $177.19
1996 $240.21 $265.03 $207.53
1997 $392.71 $353.45 $284.49
1998 $509.08 $454.45 $312.25
1999 $444.38 $550.09 $241.72
2000 $645.04 $500.00 $281.06

                       FIVE-YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Tootsie Roll S&P 500 Peer Group
1995 $100.00 $100.00 $100.00
1996 $103.78 $122.96 $117.65
1997 $169.67 $163.98 $160.65
1998 $219.94 $210.84 $178.87
1999 $191.99 $255.22 $136.28
2000 $278.48 $231.98 $158.22

------------------------

* Assumes (i) $100 invested on December 31 of the first year of the chart in each of the Company's Common Stock, S&P 500 and the Dow Jones Industry Food Index and (ii) the reinvestment of dividends.

                                   PROPOSAL 2
                 APPROVAL OF THE TOOTSIE ROLL INDUSTRIES, INC.
                           2001 BONUS INCENTIVE PLAN

    Effective January 1, 2001, the Compensation Committee has established, subject to shareholder approval, the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan (the "Plan"). The Plan was adopted to ensure the tax deductibility of the annual bonus that may be earned by executive officers of the Company and will replace the existing Bonus Incentive Plan. Under the Plan, certain key employees (including employees who are also directors) designated by the Compensation Committee ("Eligible Employees") may receive annual incentive compensation determined by pre-established objective performance goals. If a quorum is present at the meeting, in order for shareholders to approve the Plan, the number of votes cast favoring the action must exceed the number of votes cast opposing the action.

    The Plan has been designed to enable the Company to receive federal income tax deductions for awards paid under the Plan to certain executive officers, even if any such executive officer's compensation exceeds $1,000,000 in any year. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), corporations whose stock is publicly traded generally will not be entitled to deduct remuneration paid to "covered employees" to the extent that payments for any year to any such employee exceed $1,000,000, unless the payments are made under qualifying performance-based compensation plans. The Company believes that if the Plan is approved by the shareholders, compensation paid in accordance with the Plan will qualify as performance-based compensation under the Code, although the Company has not requested or received, and does not expect to receive, a ruling from the Internal Revenue Service to that effect. Currently, "covered employees" include the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer as of the end of the taxable year.

    The following is a summary of the proposed features of the Plan, which is qualified in its entirety by reference to the Plan, a copy of which is annexed hereto as Exhibit A.

BONUS INCENTIVE PAYOUTS--GENERAL

    The Compensation Committee shall no later than the 90th day of each year: select the Eligible Employees; determine the Performance Goals (defined below) that must be achieved in order for awards to be paid under the Plan; and determine the amount which may be available for payout to each Eligible Employee based upon the relative level of attainment of the Performance Goals. At the end of each year, the Compensation Committee shall certify, in writing, whether the Performance Goals were satisfied and to what extent they were satisfied and shall determine the amounts available for payout based upon the extent to which the Performance Goals established by the Compensation Committee were achieved. In its sole discretion, the Compensation Committee may reduce the size of or eliminate the total amount available for payment. For purposes of the Plan, "Performance Goals" means (i) consolidated pre-tax income, (ii) return on average equity or (iii) return on average assets. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally.

    Awards under the Plan will be paid in cash. The awards may be payable immediately, on a deferred basis or in installments.

    The amounts of any awards that may be payable to Eligible Employees under the Plan in future years cannot currently be determined. The maximum payment to any Eligible Employee (who is a "covered employee" under Section 162(m) of the Code) during any one-year period shall in no event exceed $3,000,000. The Plan is intended to ensure the tax deductibility of the annual bonus that may be earned by executive officers of the Company.

AMENDMENT AND TERMINATION

    The Board of Directors may at any time terminate, in whole or in part, or from time to time amend the Plan; provided, however, that neither termination nor amendment of the Plan shall have the effect of reducing or eliminating any award theretofore earned but unpaid under the Plan. The Board of Directors may at any time and from time to time delegate to the Compensation Committee any or all of its authority to amend or terminate the Plan. Any amendment to the Plan shall be approved by the Company's shareholders if approval is necessary for annual bonuses to continue qualifying as performance-based compensation under
Section 162(m) of the Code.

ADMINISTRATION

    The Plan shall be administered by a committee designated by the Board of Directors consisting solely of two or more members of the Board each of whom is an "outside director" within the meaning of Section 162(m) of the Code. The Compensation Committee has been designated by the Board for this purpose. The Compensation Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Compensation Committee pursuant to its authority under the Plan shall be conclusive and binding.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following summarizes the operation of Section 162(m) of the Code but does not purport to describe all tax consequences of the Plan. Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to the Chief Executive Officer and the four other most highly-paid executive officers of a publicly traded corporation. Certain types of compensation, including compensation based on performance goals, are excluded from this deduction limit. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more performance goals; (ii) the performance goals must be established by a committee consisting solely of two or more outside directors;
(iii) the material terms under which the compensation is to be paid, including the performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (iv) prior to payment, the committee must certify that the performance goals and any other material terms were in fact satisfied. In addition, satisfaction of the requirements set forth in (iii) and
(iv) above must be made conditions to the right of the executive to receive the performance-based compensation. The Company believes that if the Plan is approved by the shareholders, any compensation paid in accordance with the Plan will qualify as performance-based compensation under the Code, although the Company has not requested or received, and does not expect to receive, a ruling from the Internal Revenue Service to that effect.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                                   PROPOSAL 3
                       RATIFICATION OF THE APPOINTMENT OF
               PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

    The Board of Directors has appointed PricewaterhouseCoopers LLP, independent public accountants, as the independent auditors for the Company for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has been the Company's independent auditors since 1968. Although not required by the Company's Articles of Incorporation or Bylaws, the Board of Directors deems it to be in the best interest of the Company to submit to the shareholders a proposal to ratify the appointment of PricewaterhouseCoopers LLP and recommends a vote in favor of such ratification. It is not expected that representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting.

FEES

    AUDIT FEES. $280,340 was billed by PricewaterhouseCoopers LLP for audit services rendered during 2000.

    FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES. There were no fees billed by PricewaterhouseCoopers LLP for financial information system design and implementation services rendered during 2000.

    ALL OTHER FEES. $282,956 was billed by PricewaterhouseCoopers LLP for all other services rendered during 2000, including $203,456 for tax services and $79,500 for due diligence services.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Company's Board is composed of three "independent" directors within the meaning of new rules adopted by the New York Stock Exchange. The Audit Committee operates under a written charter approved by the full Board, a copy of which is annexed hereto as Exhibit B.

    The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000. The Audit Committee has discussed with the Company's independent auditors, which are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including their judgments as to the quality of the Company's financial reporting. The Audit Committee has received from the independent auditors written disclosures and a letter as required by the Independence Standards Board, Standard No. 1, as amended, and discussed with the independent auditors the firm's independence from management and the Company. In considering the independence of the Company's independent auditors, the committee took into consideration the amount and nature of the fees paid the firm for non-audit services, as described above.

    In reliance on the review and discussions described above, the Audit Committee recommends to the Board of Directors that the year-end audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

    The foregoing report has been approved by the Audit Committee, the members of which are:

           Charles W. Seibert, Chairman
           Lana Jane Lewis-Brent
           Richard P. Bergeman

                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    In order to be considered for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Shareholders, any shareholder proposals should be addressed to Tootsie Roll Industries, Inc., 7401 South Cicero Avenue, Chicago, Illinois 60629, Attention: Ellen R. Gordon, President, and must be received no later than December 1, 2001. In addition, the Company's Bylaws establish an advance notice procedure for shareholder proposals to be brought before any annual meeting of shareholders, including proposed nominations of persons for election to the Board of Directors. Shareholders at the 2001 Annual Meeting of Shareholders may consider shareholder proposals or nominations brought by a shareholder of record on March 6, 2001, who is entitled to vote at the 2001 Annual Meeting of Shareholders and who has given the Assistant Corporate Secretary timely written notice, in proper form, of the shareholder's proposal or nomination. A shareholder proposal or nomination intended to be brought before the 2001 Annual Meeting of Shareholders must have been received by the Assistant Corporate Secretary on or after February 6, 2001 and on or prior to March 8, 2001. The Assistant Corporate Secretary did not receive notice of any shareholder proposals or nominations relating to the 2001 Annual Meeting of Shareholders. The 2002 Annual Meeting of Shareholders is expected to be held on May 6, 2002. A shareholder proposal or nomination intended to be brought before the 2002 Annual Meeting of Shareholders must be received by the Assistant Corporate Secretary on or after February 5, 2002 and on or prior to March 7, 2002.

                                    GENERAL

    The Board of Directors does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters should be properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon in accordance with their best judgment pursuant to the discretionary authority granted in the proxy.

    A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 is being mailed herewith.

    A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO TOOTSIE ROLL
INDUSTRIES, INC., 7401 SOUTH CICERO AVENUE, CHICAGO, ILLINOIS 60629, ATTENTION:
G. HOWARD EMBER JR., VICE PRESIDENT/FINANCE AND ASSISTANT SECRETARY. A REASONABLE CHARGE WILL BE MADE FOR REQUESTED EXHIBITS.

                                          By Order of the Board of Directors
                                          G. Howard Ember Jr.
                                          ASSISTANT SECRETARY

Chicago, Illinois
March 30, 2001

                                                                       EXHIBIT A

                         TOOTSIE ROLL INDUSTRIES, INC.
                           2001 BONUS INCENTIVE PLAN

    SECTION 1. PURPOSE. The purpose of the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan (the "Plan") is to provide incentives to certain key employees whose performance in fulfilling the responsibilities of their positions can have a major impact on the profitability and future growth of Tootsie Roll Industries, Inc. (the "Company") and its subsidiaries, and to ensure that the compensation paid to senior executives pursuant to this Plan remains deductible by the Company under Internal Revenue Code Section 162(m).

    SECTION 2. DEFINITIONS. For the purposes of the Plan, the following terms shall have the meanings indicated:

        "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

        "COMMITTEE" shall mean the Compensation Committee designated pursuant to
    Section 3.

        "COMPANY" shall mean Tootsie Roll Industries, Inc.

        "EFFECTIVE DATE" shall mean the first day of January of the year in which the Plan is approved by shareholders of the Company.

        "INCENTIVE PAYMENT" means a payment under this Plan made in cash to a Participant, subject to Section 4 of the Plan.

        "INCENTIVE PERIOD" means the calendar year, except to the extent the Committee determines a longer period.

        "PARTICIPANT" shall mean an employee of the Company selected by the Committee in accordance with Section 4(a) who is eligible to receive an Incentive Payment for an Incentive Period.

        "PERFORMANCE GOALS" mean (i) consolidated pre-tax income, (ii) return on average equity, or (iii) return on average assets. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Company generally. Such Performance Goals may cover such period as may be specified by the Committee.

        "PLAN" shall mean this Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan and any amendments thereto.

        "SECTION 162(M)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and other authorities thereunder promulgated by the Internal Revenue Service of the Department of the Treasury.

    SECTION 3. ADMINISTRATION.

        a. COMMITTEE. The Plan shall be administered by a Committee designated by the Board of Directors consisting solely of two or more members of the Board of Directors each of whom is an "outside director" within the meaning of Section 162(m). The Committee shall have authority to determine the terms of all Incentive Payments hereunder, including without limitation, the Participants to whom, and the time or times at which payments are made, the amount of the Participant's Incentive Payments, the Incentive Period to which each Incentive Payment shall relate, the actual dollar amount to be paid, and when the Incentive Payments shall be made (which payments may, without limitation, be made during or after an Incentive Period, on a deferred basis or in installments).

        b. COMMITTEE AUTHORITY. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee pursuant to its authority under the Plan shall be conclusive and binding.

        c. COMMITTEE DETERMINATIONS. All determinations by the Committee shall be made by the affirmative vote of all of its members, but any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

    SECTION 4. PARTICIPANTS AND DETERMINATION OF PERFORMANCE GOALS AND INCENTIVE PAYMENTS.

        a. PARTICIPANTS. Subject to the provisions of the Plan, no later than the 90th (ninetieth) day of each Incentive Period the Committee will select key employees (including employees who are also directors) of the Company or any of its subsidiaries who will participate in the Plan and be eligible to earn Incentive Payments under the Plan with respect to such Incentive Period, and determine the amount of such Incentive Payments and the conditions under which they may be earned.

        b. The Committee shall, in its sole discretion, for each such Incentive Period determine and establish in writing the following:

           (i) The Performance Goals applicable to the Incentive Period; and

           (ii) The performance /payout schedule detailing the total amount which may be available for payout to each Participant as Incentive Payments based upon the relative level of attainment of the Performance Goals.

        c.  After the end of each Incentive Period, the Committee shall:

           (i) Certify in writing, prior to the unconditional payment of any Incentive Payment, whether the Performance Goals for the Incentive Period were satisfied and to what extent they were satisfied;

           (ii) Determine the total amount available for Incentive Payments pursuant to the performance/payout schedule established in
       Section 4(b)(ii) above, which amount shall be based upon the extent to which the Performance Goals established by the Committee for the Incentive Period have been achieved;

           (iii) In its sole discretion, reduce the size of or eliminate the total amount available for payment for an Incentive Period; and

           (iv) Determine the share, if any, of the available amount to be paid to each Participant as that Participant's Incentive Payment in accordance with Section 4(b)(ii) above and authorize payment of such amount.

        d. The Incentive Payment for any Incentive Period for each Participant who is a "covered employee" under Section 162(m) of the Code shall in no event exceed $3,000,000.

    SECTION 5. GENERAL PROVISIONS.

    a. ADJUSTMENTS TO PERFORMANCE GOALS. Performance Goals shall be calculated without regard to any change in accounting standards required by the Financial Accounting Standards Board after the Performance Goals are established, extraordinary items within the meaning of Accounting Principles Board Opinion No. 30, and foreign currency translation adjustments.

    b. NO ASSIGNMENT. No portion of any Award under the Plan prior to the payment thereof may be assigned or transferred other than by will or by the laws of descent and distribution.

    c. WITHHOLDING. The Company shall have the right to deduct from any Award under the Plan any federal, state, local or other taxes required by law to be withheld or paid in connection with such Award.

    d. NO ADDITIONAL PARTICIPANT RIGHTS. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company, and the right of the Company to dismiss or discharge any such Participant, or to terminate any arrangement pursuant to which any such Participant provides services to the Company, is specifically reserved.

    e. OTHER COMPENSATION ARRANGEMENTS. The benefits provided for Participants under the Plan shall be in addition to other forms of compensation to or in respect of such Participants. Nothing contained in the Plan shall prevent the Company or any subsidiary of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

    f. LIABILITY. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, except as expressly provided in the Plan. The Board of Directors and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent accountants for the Company. No member of the Board of Directors or of the Committee or any officers of the Company or its subsidiaries shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member or officer.

    SECTION 6. AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may at any time terminate, in whole or in part, or from time to time amend the Plan; provided, however, that neither termination nor amendment of the Plan shall have the effect of reducing or eliminating any Award theretofore earned but unpaid under the Plan. The Board of Directors may at any time and from time to time delegate to the Committee any or all of its authority under this
Section 6. Any amendment to the Plan shall be approved by the Company's shareholders if required by Section 162(m).

                                                                       EXHIBIT B

                         TOOTSIE ROLL INDUSTRIES, INC.
                            AUDIT COMMITTEE CHARTER

The Audit Committee shall oversee the general area of Accounting and Financial Controls and shall be comprised of at least three directors who meet the requirements of the New York Stock Exchange rules. The independent auditors of the Company are ultimately accountable to the Audit Committee and the Board of Directors. The specific responsibilities of the Audit Committee include:

In relation to the audit process of the independent auditors:

    - review the objectives, scope and estimated costs of the annual audit for the ensuing year;

    - inquire into and evaluate factors affecting the auditors' independence; and review the nature and extent of, and approve guidelines for, the non-audit services rendered by the independent auditors;

    - recommend to the Board of Directors the appointment of independent auditors for the ensuing year, subject to ratification by the shareholders;

    - receive periodic reports from the independent auditors on the progress of their audit activities, including audit procedures designed to detect illegal acts;

    - review and discuss with the independent auditors and financial management the year-end and quarterly financial reports prior to filing with the Securities and Exchange Commission; such discussion to address matters set forth in the Statement of Auditing Standards No. 61 (in the case of quarterly reports the Chair of the Committee may represent the entire Audit Committee for purposes of this review); and

    - recommend action to the Board of Directors with regard to the year-end financial reports based on the above review, and inform the Board of Directors of the conclusions reached with regard to the quarterly financial reports based on the above review.

In relation to internal controls:

    - review the adequacy of the Company's systems of internal controls;

    - review the findings of independent and internal auditors;

    - review any audit matters requiring special attention to the Committee.

In relation to preservation of assets:

    - review major risk areas, policies governing such areas of risk, and controls in place to minimize exposure to losses.

In relation to financial reporting:

    - review the Company's accounting policies and procedures;

    - review the financial disclosures in the annual report to shareholders and in annual reports to the Securities and Exchange Commission; and

    - review the process for compiling and issuing unaudited quarterly financial information;

    - review areas of disagreement, if any, between management and independent auditors.

In relation to corporate governance:

    - review the independence of each outside director.

PROXY
                          TOOTSIE ROLL INDUSTRIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned shareholder of TOOTSIE ROLL INDUSTRIES, INC. (the "Company") hereby appoints ELLEN R. GORDON, MICHAEL L. SOFFIN and ROBERT A. GOULDIN, and each of them, as the undersigned's proxies (with the power of substitution) to vote all the shares of Common Stock and /or Class B Common Stock of the Company which the undersigned would be entitled to vote at the annual meeting of shareholders of such Company to be held on May 7, 2001, at 9:00 A.M. (EDST) and any adjournment thereof, on the matters set forth on the reverse side hereof

     This Proxy will be voted in accordance with instructions specified on the reverse side, but in the absence of any instructions will be voted "FOR" Items
(1), (2) and (3). If any other business is presented at the meeting, the proxies are authorized to vote thereon in their discretion. The undersigned hereby revokes any proxy heretofore given.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

          PLEASE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.
                         A RETURN ENVELOPE IS ENCLOSED.

                             - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD OF DIRECTOR'S NOMINEES
AND FOR THE PROPOSALS LISTED BELOW.                      Please mark
                                                         your votes as
                                                         indicated in    /x/
                                                         this example



-------------------------------------------------------------------------------
(1)- Election of Directors: Melvin J. Gordon, Ellen R. Gordon, Lana Jane Lewis-Brent, Charles W. Seibert, Richard P. Bergeman.


   FOR all nominees           WITHHOLD            (Instructions: To withhold
listed above (except as       AUTHORITY            authority to vote for any
marked to the contrary  to vote for all nominees   individual nominee, strike a
    above)                   listed above          line through the   nominee's
                                                   name in the list above.)

       / /                      / /

--------------------------------------------------------------------------------

(2)- Approve the Tootsie Roll Industries, Inc. 2001 Bonus Incentive Plan.

                    FOR      AGAINST      ABSTAIN

                    / /        / /          / /

--------------------------------------------------------------------------------

   (3)- Ratify the appointment of
PricewaterhouseCoopers
   LLP as auditors for the fiscal year 2001.


        FOR           AGAINST         ABSTAIN

        / /             / /             / /

--------------------------------------------------------------------------------

(4)- In their discretion, transact any other business that may properly come before such meeting.

                 FOR      AGAINST   ABSTAIN

                 / /       / /        / /

--------------------------------------------------------------------------------




SIGNATURE                  SIGNATURE                   DATE
          -----------------          ------------------     -------------------

PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN SIGNING. IF SHARES ARE HELD JOINTLY, BOTH SHAREHOLDERS SHOULD SIGN.


                            - FOLD AND DETACH HERE -